DRAFT Investor Presentation November 22, 2016 Bancorp 1

2 DRAFT Bancorp 2 Section 1 About 1st Constitution Bancorp

Bancorp 3 Forward-Looking Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. When used in this and in future filings by 1st Constitution Bancorp (the “Company”) with the Securities and Exchange Commission (the “SEC”), in the Company’s press releases and in oral statements made with the approval of an authorized executive officer of the Company, the words or phrases “will,” “will likely result,” “could,” “anticipates,” “believes,” “continues,” “expects,” “plans,” “will continue,” “is anticipated,” “estimated,” “project” or “outlook” or similar expressions (including confirmations by an authorized executive officer of the Company of any such expressions made by a third party with respect to the Company) are intended to identify forward-looking statements. The Company cautions readers not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. Factors that may cause actual results to differ from those results expressed or implied, include, but are not limited to, those listed under “Business”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 22, 2016, such as the overall economy and the interest rate environment; the ability of customers to repay their obligations; the adequacy of the allowance for loan losses; competition; significant changes in accounting, tax or regulatory practices and requirements; certain interest rate risks; risks associated with investments in mortgage-backed securities; risks associated with speculative construction lending; and risks associated with safeguarding information technology systems. Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could have an adverse effect on profitability. The Company undertakes no obligation to publicly revise any forward-looking statements to reflect anticipated or unanticipated events or circumstances occurring after the date of such statements, except as required by law.

Bancorp 4 1st Constitution Highlights Company Profile • New Jersey-chartered bank holding company organized in 1999 • One banking subsidiary, 1st Constitution Bank, founded in 1989 • Growth-oriented community bank headquartered in Cranbury, New Jersey • Operates 19 branches throughout Middlesex, Monmouth, Mercer and Somerset Counties and the Fort Lee area of Bergen County, New Jersey • Seeks to provide customers a high level of personalized banking services, emphasizing quick and flexible responses to customer demands • Completed acquisition of 3 branches from Amboy Bank in March 2011 ($112mm total deposits) • Completed acquisition of Rumson-Fair Haven Bank & Trust Co. on February 7, 2014 ($214mm total assets) Mission Statement 1st Constitution Bancorp provides financial services to consumers, businesses, and institutions in Central New Jersey in the communities we serve. Our basis of services emphasizes credit products for creditworthy consumers and businesses, and deposit products and services designed to enhance the value or our clients' assets. Our employees are a key element in our success. We will train them appropriately and provide them with the means to deliver a superior level or service to our customers, and reward them accordingly for their overall performance. Our mission is to enhance shareholder value by making each of our operating units a driving force towards providing shareholders with an appropriate rate of return on their investment.

5 Bancorp 5 2.21% Projected Population Growth Franchise Weighted 3.77% 1.82% 3.03% 1.27% 2.50% 0.51% 2.98% NationNJBergenMercerSomersetMonmouthMiddlesex Markets of Operation and Demographics Franchise Highlights Source: SNL Financial; (1) deposit market share rank includes banks only • 11th most populous state in the US, ~$580 billion economy with a population of approx. 9 million • New Jersey is the most densely populated state in the U.S. (1,210 people per sq. mile) • Markets represent 35% of the total New Jersey population • Well situated in some of the top counties in the Mid- Atlantic – Highly populated counties with close proximity to New York City, Philadelphia and the New Jersey shore Median 2017 HHI Projected Change 57,462 75,854 84,008 92,229 106,919 76,922 88,821 8.4% 7.6% 8.6% 5.6% 5.5% 8.1% 7.3% 0% 5% 10% 15% 20% 25% NationNJBergenMercerSomersetMonmouthMiddlesex Market Overview2017 - 2022 Projected Population Growth 2017 - 2022 Projected Median HH Income Growth 2016 Percent of Number Deposit State of in Market Franchise County Branches ($000) (%) New Jersey Middlesex 6 361,509 45.67 M nmout 5 149,871 18.93 Somerset 2 144,435 18.25 Mercer 5 102,421 12.94 Bergen 1 33,333 4.21 Weighted Average Total 19 791,569 100.00 State of New Jersey 791,569

6 Bancorp 6 1st Constitution Management Team Experienced management team with extensive local market knowledge Source: SNL Financial Robert F. Mangano President & Chief Executive Officer Stephen J. Gilhooly Senior VP, Treasurer & Chief Financial Officer Walter Hrycyna Senior Vice President Steve Seong Senior Vice President  40+ years of banking experience  Joined Bank in 1996  Prior experience: Urban National Bank, Midlantic Corp.  FCCY ownership: 6.78% shares outstanding  30+ years of banking experience  Joined Bank in 2014  Prior experience: Florida Community Bank, TIB Financial Corp, and Advest, Inc.  35+ years of banking experience  Joined Bank in 2007  Head of Mortgage Warehousing  25+ years of banking experience  Joined Bank in 2003  Head of Small Business Lending (SBA) John Andreacio Executive Vice President & Chief Lending Officer  30+ years of banking experience  Joined Bank in 2011  Prior experience: President & CEO Northern State Bank, EVP and Regional President KNPT Christina Barbaro Senior Vice President - Operations  30+ years of banking experience  Joined Bank in 2010  Prior Experience: Bank operations consulting, First Morris Bank

7 Bancorp 7 1st Constitution Management Team (Cont.) Experienced management team with extensive local market knowledge Source: SNL Financial John E. Tylutki, Jr. Vice President Residential Lending - Operations  25+ years of residential lending experience  Joined Bank in 2016  Prior Experience: First Hallmark Mortgage Corp. Bruno Viscariello Vice President Residential Lending - Sales  25+ years of residential lending experience  Joined Bank in 2016  Prior Experience: First Hallmark Mortgage Corp. Dorine Nicol Senior Vice President – Human Resources  35+ years of banking human resource experience  Joined Bank in 2003  Prior Experience: Consulting, Midlantic Andrea Pagiazitis Senior Vice President – Retail Banking  25+ years of banking experience  Joined Bank in 1998  Prior Experience: Hudson United

Officers and Directors

Board of Directors & Executive Leadership ~ 14.0% Insider Ownership

Charles S. Crow III *Chairman of the Board*	❖ Director since 1999 ❖ Partner, law firm of Crow & Associates ❖ FCCY ownership: 1.11% shares outstanding
Robert F. Mangano *President & Chief Executive Officer*	❖ Director since 1996 ❖ FCCY ownership: 6.78% shares outstanding
James G. Aaron(1) *Board Member*	❖ Director since 2016 ❖ Partner, law firm of Ansell Grimm & Aaron, P.C. ❖ FCCY ownership: 0.15% shares outstanding
J. Lynne Cannon(1) *Board Member*	❖ Director since 2016 ❖ CEO of the Princeton Management Development Institute ❖ FCCY ownership: 0.03% shares outstanding
Antonio L. Cruz(1) *Board Member*	❖ Director since 2016 ❖ Retired attorney of the Law Offices of Antonio L. Cruz ❖ FCCY ownership: 1.64% shares outstanding
Edwin J. Pisani(1) *Board Member*	❖ Director since 2016 ❖ Advisory Services Managing Partner for Ernst & Young ❖ FCCY ownership: 0.18% shares outstanding
William M. Rue *Board Member*	❖ Director since 1999 ❖ Chairman of Chas. E. Rue & Son, Inc. an insurance agency ❖ FCCY ownership: 3.05% shares outstanding
Roy D. Tartaglia(1) *Board Member*	❖ Director since 2016 ❖ Retired Chairman & CEO of the RTK Group, Inc. ❖ FCCY ownership: 1.05% shares outstanding

Source: SNL Financial; (1) Previously a director of the Bank



1st Constitution Bancorp 8

9 DRAFT Bancorp 9 Section 2 1st Constitution Financial Summary

Financial Highlights

Summary of Quarterly Financial Performance

($ in thousands), except per share data)	Quarter Ended				
	9/30/2015	6/30/2016	9/30/2016	Linked Q Δ	YOY Δ
Selected Balance Sheet Data:[1]					
Total Assets	$ 980,450	$ 1,068,736	$ 1,055,308	-1.3%	7.6%
Total Net Loans, Net of Deferred Loan Fees and Costs	708,177	759,806	747,664	-1.6%	5.6%
Total Investment Securities	195,582	233,962	224,350	-4.1%	14.7%
Total Deposits	793,842	791,486	827,062	4.5%	4.2%
Tangible Equity	81,041	88,546	90,966	2.7%	12.2%
Selected Profitability Data:[1]					
Net Interest Income	$ 9,663	$ 8,614	$ 9,488	$ 874	$ (175)
Provision for Loan Losses	100	(100)	-	100	(100)
Non-Interest Income	1,427	1,536	1,760	224	333
Non-Interest Expense	7,380	6,823	7,097	274	(283)
Net Income	2,462	2,314	2,695	381	233
Key Performance Measures:[1]					
GAAP Diluted Earnings per Share	$ 0.30	$ 0.28	$ 0.33	$ 0.05	$ 0.03
Net Interest Margin (%)	4.20	3.86	3.92	6 bps	-28 bps
Non-interest Income to Operating Revenue (%)	12.87	15.13	15.65	52 bps	278 bps
Efficiency Ratio (%)	62.97	64.34	60.76	-358 bps	-221 bps
ROAA (%)	0.98	0.95	1.03	8 bps	5 bps
ROAE (%)	10.56	9.36	10.45	109 bps	-11 bps

Source: SNL Financial
Note: (1) See earnings release dated October 21, 2016



1st Constitution Bancorp
10

11 Bancorp 11 11/18/2011 11/18/2015 11/18/2016 Price: 5.68$ 11.72$ 13.70$ Market Cap ($M): 33.2$ 93.1$ 109.4$ 52-week Avg. Daily Volume: 3,505 8,240 9,055 Price/LTM EPS: 10.2x 10.4x 12.7x Price/Forward EPS: NA NA 13.0x Price/Book Value: 61.1% 98.4% 105.2% Price/Tangible Book Value: 68.0% 114.6% 120.2% -20.0 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 11/18/11 11/18/12 11/18/13 11/18/14 11/18/15 11/18/16 -30.0 -25.0 -20.0 -15.0 -10.0 -5.0 0.0 5.0 10.0 15.0 20.0 11/18/15 1/18/16 3/18/16 5/18/16 7/18/16 9/18/16 11/18/16 Shareholder Returns Summary Stockholder Information Source: SNL Financial; market data as of 11/18/2016 (1) Except 2013 & 2014; Declared a 6% stock dividend in 2006 & 2007 • Publicly traded on the NASDAQ (“FCCY”) • Ownership: – Fully Diluted Insider Ownership: 14.0% – Institutional Ownership: 18.2% – Mutual Fund Ownership: 11.8% • Has declared a 5% stock dividend annually since 1999(1) • Declared its first cash dividend of $0.05 in the 3rd quarter 2016 LTM Total Shareholder Return 5 - Year Total Shareholder ReturnValuation Impact FCCY 16.9%0 0 SNL U.S. Bank 10.0% FCCY 141.3%0 0 SNL U.S. Bank 136.5%

12 Bancorp 12 Total Assets ($000) Total Net Loans ($000) Loan Portfolio Growth ($000) Total Deposits ($000) Total Equity ($000) 9/30/2016 2015 2014 2013 2012 $1,055,308 $967,991 $956,779 $742,325 $840,968 9/30/20162015201420132012 2016 Q3 LTMYear Ended $752,366 $680,558 $655,744 $377,221 $550,623 9/30/20162015201420132012 2016 Q3 LTMYear Ended $827,062 $786,757 $817,761 $638,552 $707,689 9/30/20162015201420132012 2016 Q3 LTMYear Ended $103,947 $95,960 $87,110 $68,357 $65,054 9/30/20162015201420132012 2016 Q3 LTMYear Ended (1) Includes the acquisition of Rumson – Fair Haven Bank & Trust, (“Rumson”) which contributed $115 million of loans and $177 million of deposits at December 31, 2014. Balance Sheet Trends(1) Financial Highlights

13 Bancorp 13 CRE + C&I Construction Mortgage Warehouse Lines $160.3 $180.7 $309.0 $306.5 $331.0 $55.7 $51.0 $95.6 $93.7 $93.8$284.1 $117.0 $179.2 $216.6 $254.2 2012 2013 2014 2015 9/30/2016 Year Ended 2016 Q3 LTM ($ in 000s) % of Loan Composition Balance Total Mortgage Warehouse Lines 254,168$ 34.0% Comm. RE 232,8 3 31.1% Comm. Business 98,147 13.1% Cons. Loans 93,839 12.6% Res. RE 44,974 6.0% Loans to Ind. 23,503 3.1% Other Loans 220 0.0% Total Gross Loans 747,664$ Mortgage Warehouse Lines 34.0% Comm. RE 31.1% Comm. Business 13.1% Cons. Loans 12.6% Res. RE 6.0% Loans to Ind. 3.1% Other Loans 0.0% Source: SNL Financial; (1) Includes $70 million of CRE and C&I loans acquired in the Rumson transaction. Conservative Loan Portfolio with Commercial Focus Balanced Loan Portfolio Commerical Portfolio Growth ($M)Loan Composition (%) Yield on Loans (%) Demand Deposits / Deposits (%) 5.06%5.20% 5.48%5.65%5.75% 9/30/20162015201420132012 2016 Q3 LTMYear Ended (1)

14 Bancorp 14 Source: SNL Financial • Mortgage Warehouse – Provides a revolving line of credit that is available to licensed mortgage banking companies – Originates one-to-four family residential mortgage loans that are pre-sold to the secondary mortgage market – On average, loans remain outstanding for a period of less than 30 days, with repayment coming directly from the sale of the loan into the secondary mortgage market • Commercial business and SBA – SBA – preferred lender designation • Construction – Principally residential single family and multi family • Residential mortgage banking – Originate and sell into secondary market • Commercial real estate – Primarily owner occupied and income properties Summary of Lending Focus Loan Portfolio Overview

15 Bancorp 15 Book Unrealized Fair ($000) Value Gain / (Loss) Value Securities Held to Maturity Municipal 60,554$ 2,305$ 62,859$ GSE MBS 42,941 1,587 44,528 GSE Residential CMOs 13,003 384 13,387 Treasuries & GSEs 4,081 29 4,110 Other 501 (3) 498 Bank Trust Preferred 156 303 459 Subtotal 121,236$ 4,605$ 125,841$ Book Unrealized Fair ($000) Value Gain / (Loss) Value Securities Available for Sale GSE MBS 33,030$ 744$ 33,774$ Corporate Debt 24,988 123 25,111 Municipals 21,639 565 22,204 GSE Residential CMOs 15,308 86 15,394 Treasuries & GSEs 3,517 26 3,543 Bank Trust Preferred 2,477 (283) 2,194 Other 906 (12 894 ubtotal 101,865$ 1,249$ 103,114$ Overview of Investment Portfolio Source: SNL Financial; data as of 09/30/2016; (1) Effective duration of 3.2 at September 30, 2016. Investment Portfolio Overview(1) GSE MBS, 32.8% Corporate Debt, 24.2% Municipal, 21.0% GSE Residential CMOs, 14.8% Treasuries & GSEs, 3.4% Bank Trust Preferred, 2.4% Other, 0.9% Municipal 48.1% GSE MBS 34.1% GSE Residential CMOs 10.3% Treasuries & GSEs 3.2% Other 0.4% Bank Trust Preferred 0.1% Fair Value: Available for Sale (%) Fair Value: Held to Maturity (%)

16 Bancorp 16 Nonaccruel Oreo TDRs NCOs / Average Loans (%) NPAs Excl Restructured / Assets (%) 0.11% 0.30% 1.04% 0.07% -0.02% 1.69% 1.14% 1.08% 0.72% 0.51% 2012 2013 2014 2015 9/30/2016 Year Ended 2016 Q3 LTM $5.9 $6.3 $4.5 $6.0 $5.2 $8.3 $2.1 $5.7 $1.0 $0.2 $2.0 $3.9 $3.9 $1.5 $1.2 2012 2013 2014 2015 9/30/2016 Year Ended 2016 Q3 LTM Asset Quality Asset Quality Source: SNL Financial Overview of Asset Quality and Credit Culture • Non-performing assets have declined from $16.2 million to $6.6 million from 2012 – September 30, 2016 • NPAs excluding TDRs have declined from $14.2M to $5.4M from 2012 – September 30, 2016 • The company has realized net recoveries through September 30, 2016 $16.2 $12.3 $14.2 $8.5 $6.6 Conservative Credit Culture NPAs by Type ($M)

17 Bancorp 17 Cost of Funds (%)(1) ($ in 000s) % of Deposit Composition Balance Total Interest bearing 295,563$ 35.7% Savings Deposits 211,431 25.6% Non-Interest bearing 173,946 21.0% Time Deposits 146,122 17.7% Total 827,062$ Interest bearing 35.7% Savings Deposits 25.6% Non-Interest bearing 21.0% Time Deposits 17.7% Noninterest-bearing Deposits / Deposits (%) Cost of Funds (%) 21.03%20.33%19.84%19.09% 21.53% 9/30/20162015201420132012 2016 Q3 LTMYear Ended Source: SNL Financial; (1) Cost of funds is interest incurred on liabilities as a percent of average noninterest-bearing deposits and interest-bearing deposits Core Deposit Focus Attractive Deposit Composition Deposit Composition (%) 0.58% 0.53%0.54% 0.58% 0.73% 9/30/20162015201420132012 2016 Q3 LTMYear Ended

18 Bancorp 18 Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) Tier 1 Ratio (%) Total Risk-Based Capital Ratio (%) 8.73%8.66% 7.78% 8.61% 7.17% 9/30/20162015201420132012 2016 Q3 LTMYear Ended 10.56%10.80% 9.53% 10.89% 9.29% 9/30/20162015201420132012 2016 Q3 LTMYear Ended 11.86%12.18%11.41% 18.04% 11.84% 9/30/20162015201420132012 2016 Q3 LTMYear Ended 12.67%13.08%12.28% 19.29% 12.98% 9/30/20162015201420132012 2016 Q3 LTMYear Ended Financial Highlights Source: SNL Financial; Note: CET1 ratio was 9.90% at September 30, 2016. Capital Trends

19 Bancorp 19 Net Interest Income ($000) Noninterest Expense ($000) Noninterest Income ($000) Net Income ($000) 28,390 29,755 26,806 21,422 23,771 9/30/20162015201420132012 2016 Q3 LTMYear Ended 6,510 7,272 6,815 5,827 5,207 9/30/20162015201420132012 2016 Q3 LTMYear Ended 8,858 8,664 4,356 5,780 5,061 9/30/20162015201420132012 2016 Q3 LTMYear Ended 35,302 36,309 32,703 24,737 27,685 9/30/20162015201420132012 2016 Q3 LTMYear Ended Source: SNL Financial Income Statement Trends Financial Highlights

20 Bancorp 20 Return on Average Assets (%) Return on Average Equity (%) Net Interest Margin (%) Efficiency Ratio (%) 0.90%0.89% 0.46% 0.72% 0.65% 9/30/20162015201420132012 2016 Q3 LTMYear Ended 8.99%9.49% 5.34% 8.73%8.63% 9/30/20162015201420132012 2016 Q3 LTMYear Ended 3.92%4.07%3.84% 3.44% 3.98% 9/30/20162015201420132012 2016 Q3 LTMYear Ended 63.37% 62.29% 64.28% 64.74% 59.65% 9/30/20162015201420132012 2016 Q3 LTMYear Ended Source: SNL Financial Performance Trends Financial Highlights

Bancorp 21 Focus on Technology Online Banking Services Full Suite of Online Banking and Mobile Delivery Systems Popmoney Mobile Banking Business Banking-Tailored Products • Bill payments • Account alerts • E-statements • Account transfers • Review account activity • Deposit • Offers full online banking functionality to customers from their mobile devices • Can be accessed through text, phone web browser, or the 1st Constitution mobile app (available for iPhone and android) • A personal payment service that lets customers send money from their bank accounts to any recipient via an e-mail address or mobile number • Online cash management platform – Originate ACH, initiate wire transfer, retrieve and manage account information, and place stop payments • EZ Deposit – Deposits made via scanner (remote deposit capture)

22 Bancorp 22 Summary • Experienced management team with extensive in-market experience • Significant insider ownership by management and directors • Each line of business managed by experienced and trained professionals who have been at the Company for an average of 10 years • Internal audit, compliance, BSA, and loan review functions overseen in-house by trained and experienced, full-time employees • Focus on credit quality • Attractive market demographics and growth opportunities • Low cost, core deposit franchise • Diversified loan portfolio • Strong historical record of profitability • Shareholder and customer focus